Exhibit 99.1

NEWS RELEASE

For Immediate Release

Visteon Announces Timothy D. Leuliette to Step Down by End of 2015

Company Commences CEO Succession Plan

VAN BUREN TOWNSHIP, Mich., March 16, 2015 – Visteon Corporation (NYSE: VC) announced today President and CEO Timothy D. Leuliette’s intention to transition out of the company by the end of 2015, upon the appointment of his successor. The board of directors has retained executive search firm Spencer Stuart to evaluate candidates to succeed Leuliette. From a collection of many businesses and legacy issues, over the last 30 months Visteon has become a focused electronics company, well-positioned in its segment and prepared for the next chapter.

“It has been an honor and a privilege to lead Visteon through our dramatic changes,” said Leuliette. “Given the excellent progress we have made to focus and streamline the company, including the pending sale of our 70 percent ownership stake in HVCC, I believe now is the right time to transition to the next generation of leadership. I am proud of the people at Visteon, the significant shareholder value we have created, and the support of my colleagues and our valued customers over the past two and a half years. I also appreciate the guidance and support our Board of Directors has provided as we have been executing our strategy. It is now time for a different leader with different skills to transform Visteon into an even more powerful electronics business.”

Under Leuliette’s leadership, Visteon has been strategically streamlined through a series of transactions and internal restructurings from a multi-business auto supplier into a focused company with a strong market position in electronics. Over the past 30 months, the company has:

•	Acquired the electronics business of Johnson Controls, which strengthened Visteon’s product portfolio and broadened its customer base, to create a $3 billion global electronics business;

•	Sold the Interiors business of its Yanfeng joint venture to HASCO, while acquiring control of the JV’s automotive electronics business in a transaction valued at $1.5 billion;

•	Sold its lighting division to the Varroc Group of India;

•	Sold a significant portion of its global interiors business to Reydel Automotive Holdings B.V., a company held by Cerberus Capital Management;

•	Merged Visteon’s historical climate business into its 70 percent-owned Korea climate business, Halla Climate Control Corporation, creating Halla Visteon Climate Control Corporation (HVCC), the second largest automotive thermal management business in the world;

•	Acquired Cooper Standard’s thermal and emissions product line, expanding the capabilities of HVCC in the growing powertrain thermal systems area; and

•	Announced the pending sale of the company’s 70 percent ownership stake in HVCC to an affiliate of Hahn & Company, a South Korean-based private equity company, and Hankook Tire Co. Ltd. for $3.6 billion.

“On behalf of the entire board, I would like to thank Tim for his vision, leadership and outstanding contributions to Visteon since becoming president and CEO in 2012,” said Francis M. Scricco, chairman of the board. “Tim’s transactional experience was critical to our company’s dynamic transformation, which has increased Visteon’s stock price 2.5 times and created about $2.5 billion of shareholder value. In addition, the strategy was professionally executed and completed almost a year ahead of schedule. The board is extremely pleased with the job Tim and his team have done during this restructuring. Given the tremendous opportunities ahead for Visteon, and its product and market strengths, we are confident we will find an individual with the right background and skill set to lead and transform our company to achieve further success in the rapidly evolving automotive electronics market.”

Visteon achieved strong performance in 2014 and received $1.3 billion of annual business awards for its electronics business, the highest on record. With the sale of HVCC, the company will provide leading electronics technology for the auto industry across Asia, Europe and the Americas. The company is well-positioned to continue to deliver value for customers and shareholders.

About Visteon

Visteon is a global company that designs, engineers and manufactures innovative products for nearly every vehicle manufacturer worldwide. Visteon currently delivers value for its customers and shareholders through two technology-focused businesses: vehicle cockpit electronics and thermal management. Visteon owns 70 percent of Halla Visteon Climate Control Corp., the world’s second largest provider of vehicle thermal management solutions. With corporate offices in Van Buren Township, Mich. (U.S.); Shanghai, China; and Chelmsford, UK; Visteon has approximately 25,500 employees at facilities in 26 countries. Visteon had sales of $7.51 billion in 2014. Learn more at www.visteon.com.

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Forward-looking Information

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: (1) conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers or suppliers, including work stoppages, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; (2) our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; (3) our ability to satisfy pension and other post-

employment benefit obligations; (4) our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost-effective basis; (5) our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; (6) general economic conditions, including changes in interest rates, currency exchange rates and fuel prices; (7) the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; (8) increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and (9) those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2014). Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this release, and which we assume no obligation to update. New business wins and rewins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle production levels, customer price reductions and currency exchange rates.

Additional Information About the Proposed HVCC Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed sale of Visteon’s interest in HVCC. In connection with the proposed transaction, Visteon intends to file relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Visteon will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF VISTEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT VISTEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VISTEON AND THE PROPOSED TRANSACTION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Visteon with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Visteon’s website, www.visteon.com, or by contacting our Investor Relations department in writing at One Village Center Drive, Van Buren Township, MI 48111; by phone (734) 710-5793; or via email at bkrakowi@visteon.com.

Visteon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Visteon’s stockholders with respect to the proposed transaction. Information about Visteon’s directors and executive officers and their ownership of Visteon’s common stock is set forth in the proxy statement for Visteon’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Contacts

Media

Jim Fisher, 734-710-5557

Mobile: 734-417-6184

jfishe89@visteon.com

Investors:

Bob Krakowiak, 734-710-5793

bkrakowi@visteon.com